UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

COASTAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19684	57-0925911
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

2619 Oak Street, Myrtle Beach, South Carolina 29577
(Address of principal executive offices) (Zip Code)

(843) 205-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

   On January 31, 2006, Coastal Financial Corporation announced its financial results for the first fiscal quarter ended December 31, 2005. The press release announcing financial results for the first fiscal quarter ended December 31, 2005 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit 99.1     Press Release dated January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

By:	/s/ Michael C. Gerald
Michael C. Gerald
President and Chief Executive Officer
January 31, 2006